Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

HBDC	Hilton BDC Corporate Bond ETF

(the “Fund”)

listed on The Nasdaq Stock Market, LLC

September 23, 2025

Supplement to the Statement of Additional Information (“SAI”),

dated June 2, 2025, as supplemented

Effective September 29, 2025, the order cut-off time for orders to purchase or redeem the Fund’s Creation Units has been changed from 1:00 p.m. to 2:00 p.m. Eastern Time.

Accordingly, all references to the order cut-off time (and related deadlines associated with the order cut-off time) in the section of the SAI titled “Purchase and Redemption of Shares in Creation Units” are revised to reflect the new cut-off time of 2:00 p.m. Eastern Time.

Please retain this Supplement for future reference.